UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2005

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 8, 2005 UIL Holdings Corporation (UIL Holdings), either directly or through its subsidiary The United Illuminating Company (UI), entered into employment agreements with the following officers: Nathaniel D. Woodson, Richard J. Nicholas, Susan E. Allen, Gregory W. Buckis and Deborah C. Hoffman. The employment agreements with Messrs. Nicholas, Buckis and Ms. Allen replace agreements that had previously been in effect. The employment agreements with Mr. Woodson and Ms. Hoffman are amendments to existing employment agreements. In addition to entering into an employment agreement, on July 8, 2005, UIL Holdings also entered into a performance share agreement with Mr. Nicholas. On July 8, 2005 UI and Mr. Woodson entered into the second amendment to Mr. Woodson’s existing Phantom Stock Option Agreement. The material terms of each agreement were approved by the Compensation and Executive Development Committee (CEDC) of the Board of Directors of UIL Holdings as summarized below.

Nathaniel D. Woodson
On July 8, 2005 UIL Holdings entered into the first and second amendments to the existing employment agreement with Nathaniel D. Woodson, dated November 8, 2004, under which Mr. Woodson serves as President, Chairman of the Board of Directors, and Chief Executive Officer of UIL Holdings. The material terms of the first amendment provide that the phantom stock options provided for in Mr. Woodson’s existing employment agreement and the Phantom Stock Option Agreement, as amended, between Mr. Woodson and UI, will be settled only in shares of UIL Holdings stock, as approved at the annual meeting of shareholders on May 11, 2005. A copy of the first amendment to Mr. Woodson’s employment agreement is attached hereto as Exhibit 10.1.

The second amendment to Mr. Woodson’s existing employment agreement dated November 8, 2004 was executed to clarify the supplemental executive retirement plan (SERP) provisions contained in Mr. Woodson’s existing employment agreement in light of the new guidance issued by the Internal Revenue Service concerning non-qualified deferred compensation rules contained in Section 409A of the Internal Revenue Code (Code). The material terms of the amendment provide for clarification of the SERP provisions of Mr. Woodson’s existing employment agreement which 1) clearly bifurcate the amounts accrued before and after January 1, 2005 under the SERP provisions provided in Mr. Woodson’s existing employment agreement, and 2) restrict applicability of the new, more restrictive rules of Section 409A of the Code to post-2004 accruals. A copy of the second amendment to Mr. Woodson’s employment agreement is attached hereto as Exhibit 10.2.

In relation to the first amendment to Mr. Woodson’s employment agreement, UI and Mr. Woodson entered into the second amendment to the existing Phantom Stock Option Agreement, as amended, between UI and Mr. Woodson to provide that the phantom stock options will be settled only in shares of UIL Holdings stock, as approved at the annual meeting of shareholders on May 11, 2005. A copy of the second amendment to Mr. Woodson’s Phantom Stock Option agreement is attached hereto as Exhibit 10.3.

Richard J. Nicholas
UI entered into an employment agreement with Richard J. Nicholas on July 8, 2005, under which Mr. Nicholas will serve as Executive Vice President and Chief Financial Officer of UIL Holdings in addition to his roles of Vice President, Finance and Chief Financial Officer of UI. The material terms of the compensation arrangement provide for an annual base salary of $227,000 and participation in UIL Holdings’ annual short-term incentive and long-term incentive programs. In the event that Mr. Nicholas is terminated without cause, he will be entitled to (i) two times the sum of his base compensation plus short-term incentive, calculated as if company and personal goals had been achieved ‘at target’, (ii) continuation in UIL Holdings’ medical and dental plans for a two year period and (iii) the addition of two years of deemed service as an employee in the calculation of the entitlement to and benefit payable under both the UI pension plan and the UI retiree medical benefit plan. In the event that his termination is connected to a change in control, Mr. Nicholas may be entitled to additional benefits. Mr. Nicholas will be entitled to a full gross-up for any excise tax imposed as a result of any excess parachute payment as determined under Section 280G of the Internal Revenue Code. A copy of Mr. Nicholas’ employment agreement is attached hereto as Exhibit 10.4.

UIL Holdings and Mr. Nicholas also entered into a performance share agreement on July 8, 2005, that documents a performance share grant made under the UIL Holdings Corporation CEO/CFO Long-Term Incentive Program on March 28, 2005 by the CEDC. In general, the performance shares granted under this program will vest as of December 31, 2006 unless they sooner vest upon a change in control in accordance with the terms of the program. Those shares that vest under these performance share agreements, and that are intended to be paid in UIL Holdings stock, will be issued from the Stock Plan. Under the terms of this performance share agreement, Mr. Nicholas was granted a target amount of 3,700 performance shares. The issuance of performance shares upon vesting, if any, is predicated upon the achievement of total shareholder return (TSR) performance goals, as defined in the agreement, and the actual number of performance shares issued will be based on the level of performance achieved, but shall not exceed 7,400 performance shares. A copy of Mr. Nicholas’ performance share agreement for TSR performance shares is attached hereto as Exhibit 10.5.

Susan E. Allen
UI entered into an employment agreement with Susan E. Allen on July 8, 2005, under which Ms. Allen will serve as Treasurer of both UIL Holdings and UI, in addition to her roles of Vice President Investor Relations and Corporate Secretary of UIL Holdings and UI. The material terms of the compensation arrangement provide for an annual base salary of $180,000 and participation in UIL Holdings’ annual short-term incentive and long-term incentive programs. In the event that Ms. Allen is terminated without cause, she will be entitled to (i) two times the sum of her base compensation plus short-term incentive, calculated as if company and personal goals had been achieved ‘at target’, (ii) continuation in UIL Holdings’ medical and dental plans for a two year period and (iii) the addition of two years of deemed service as an employee in the calculation of the entitlement to and benefit payable under both the UI pension plan and the UI retiree medical benefit plan. In the event that the termination is connected to a change in control, Ms. Allen may be entitled to additional benefits. A copy of Ms. Allen’s employment agreement is attached hereto as Exhibit 10.6.

Gregory W. Buckis
UI entered into an employment agreement with Gregory W. Buckis on July 8, 2005, under which Mr. Buckis will serve as Vice President and Controller of UI, in addition to his role as Vice President and Controller of UIL Holdings. The material terms of the compensation arrangement provide for an annual base salary of $185,000 and participation in UIL Holdings’ annual short-term incentive and long-term incentive programs. In the event that Mr. Buckis is terminated without cause, he will be entitled to the sum of his base compensation plus short-term incentive, calculated as if company and personal goals had been achieved ‘at target’, plus continuation in UIL Holdings’ medical and dental plans for a one year period. In the event that the termination is connected to a change in control, Mr. Buckis may be entitled to additional benefits. A copy of Mr. Buckis’employment agreement is attached hereto as Exhibit 10.7.

Deborah C. Hoffman
On July 8, 2005 UIL Holdings entered into the first amendment to the existing employment agreement with Deborah C. Hoffman, dated November 8, 2004, under which Ms. Hoffman had served as the Director of Audit Service of UIL Holdings. The material terms of the employment agreement, as amended, provide that Ms. Hoffman has been promoted to Vice President of Audit Services and Chief Compliance Officer of UIL Holdings and will be entitled to an annual base salary of $141,000 and participation in UIL Holdings’ annual short-term incentive and long-term incentive programs. In the event that Ms. Hoffman is terminated without cause, she will be entitled to (i) an amount equal to (a) 1/12 of the sum of her base compensation plus short-term incentive, calculated as if company and personal goals had been achieved ‘at target’, multiplied by (b) the number of whole and partial years of service as an employee at the time of termination (not to be less than 12 nor more than 24) and (ii) continuation in UIL Holdings’ medical and dental plans for a one year period. In the event that the termination is connected to a change in control, Ms. Hoffman may be entitled to additional benefits. A copy of Ms. Hoffman’s employment agreement dated November 8, 2004 is attached hereto as Exhibit 10.8. A copy of the first amendment to Ms. Hoffman’s employment agreement is attached hereto as Exhibit 10.9.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits - The following exhibits are filed as part of this report:

10.1	Copy of First Amendment, made July 8, 2005, to Employment Agreement, dated as of November 8, 2004, between UIL Holdings Corporation and Nathaniel D. Woodson.
10.2	Copy of Second Amendment, dated July 8, 2005, to Employment Agreement, dated as of November 8, 2004, between UIL Holdings Corporation and Nathaniel D. Woodson.
10.3
Copy of Second Amendment, dated July 8, 2005, to The United Illuminating Company Phantom Stock Option Agreement, dated as of February 28, 1998, between The United Illuminating Company and Nathaniel D. Woodson.

10.4	Copy of Employment Agreement, dated July 8, 2005, between The United Illuminating Company and Richard J. Nicholas.
10.5	Copy of Performance Share Agreement for TSR Performance Shares, dated July 8, 2005, between UIL Holdings Corporation and Richard J. Nicholas.
10.6	Copy of Employment Agreement, dated July 8, 2005, between The United Illuminating Company and Susan E. Allen.
10.7	Copy of Employment Agreement, dated July 8, 2005, between The United Illuminating Company and Gregory W. Buckis.
10.8	Copy of Employment Agreement, dated November 8, 2004 between UIL Holdings Corporation and Deborah C. Hoffman.
10.9	Copy of First Amendment, made July 8, 2005, to Employment Agreement, dated as of November 8, 2004, between UIL Holdings Corporation and Deborah C. Hoffman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 7/11/05	By /s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President
and Chief Financial Officer

                       Exhibit Index

Exhibit	Description

10.1	Copy of First Amendment, made July 8, 2005, to Employment
Agreement, dated as of November 8, 2004, between UIL Holdings
Corporation and Nathaniel D. Woodson.
10.2	Copy of Second Amendment, dated July 8, 2005, to Employment
Agreement, dated as of November 8, 2004, between UIL Holdings
Corporation and Nathaniel D. Woodson.
10.3	Copy of Second Amendment, dated July 8, 2005, to The United
Illuminating Company Phantom Stock Option Agreement, dated as of February 28, 1998, between The United Illuminating Company and Nathaniel D. Woodson.
10.4	Copy of Employment Agreement, dated July 8, 2005, between The
United Illuminating Company and Richard J. Nicholas.
10.5	Copy of Performance Share Agreement for TSR Performance
Shares, dated July 8, 2005, between UIL Holdings Corporation and
Richard J. Nicholas.
10.6	Copy of Employment Agreement, dated July 8, 2005, between The
United Illuminating Company and Susan E. Allen.
10.7	Copy of Employment Agreement, dated July 8, 2005, between The
United Illuminating Company and Gregory W. Buckis.
10.8	Copy of Employment Agreement, dated November 8, 2004 between
UIL Holdings Corporation and Deborah C. Hoffman.
10.9	Copy of First Amendment, made July 8, 2005, to Employment
Agreement, dated as of November 8, 2004, between UIL Holdings
Corporation and Deborah C. Hoffman.